Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William F. Weissman, Chief Financial Officer of Kanbay International, Inc. (the “Company”), hereby certify that:

(1)      The Company’s quarterly report on Form 10-Q, as amended, for the quarterly period ended June 30, 2005 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2006	/s/ William F. Weissman
William F. Weissman
Chief Financial Officer